Exhibit 10.138

FIRST AMENDMENT TO THE

SUPERVALU INC.

EXECUTIVE & OFFICER SEVERANCE PAY PLAN

SUPERVALU INC., a Delaware corporation, has heretofore established and maintains the plan entitled SUPERVALU INC. Executive and Officer Severance Pay Plan as amended from time to time (“Plan”). Pursuant to Section 7 of the Plan document, the Plan is hereby amended as follows in “First Amendment to the SUPERVALU INC. Executive and Officer Severance Pay Plan”:

1. SEVERANCE PAY BENEFIT-AMOUNT. Section 5(a) of the Plan is amended to read as follows:

(a)	Amount. The amount of severance pay depends on the participant’s classification as follows:

Tier I	Chief Executive Officer and/or Employee in Pay Band 0	(1) 2 times annual base salary at time of termination
Plus
(2) an amount calculated as follows: take the average of the performance results (expressed as a percentage) used to determine employee’s bonus amounts under the Company’s annual bonus plan for the preceding three years (or all bonus amounts, if employee has been employed fewer than three years). Multiply that percentage by employee’s current target bonus amount under such annual bonus plan. Multiply the result of this subparagraph by two.

Plus
(3) pro-rated payments for each long term incentive plan cycle (other than Multi-Year Performance Awards) that is not completed as of the employee’s termination date (but only to the extent that the awards for the long-term incentive plan have not already vested). The Company shall determine, with respect to each such long term incentive plan cycle, in its discretion, the amount of the payment (prior to pro-ration) after assessing progress against long term incentive plan objectives to the termination date. By way of example, if a termination occurred at the end of the 17th week of the fiscal year beginning in 2012 and ending in 2013 (i.e., approximately June 2012) and assuming that each three year performance cycle consists of 157 weeks:

•    In March/April 2013 the Company would, in its discretion, assess performance to June 2012 against LTIP objectives for the three year cycle ended February 2013, determine the resulting LTIP bonus based on that assessment and pay a pro rated 121/157th of that amount for that completed three year cycle.

•    Also, in March/April 2013 the Company would, in its discretion, assess performance to June 2012 against objectives for the three year cycle that will end February 2014, determine the resulting LTIP bonus based on that assessment and pay a pro rated 69/157th of that amount for the now 2/3rd completed three year cycle.

•    Finally, in March/April 2013 the Company would, in its discretion, assess performance to June 2012 against objectives for the three year cycle that will end February 2015, determine the resulting LTIP bonus based on that assessment and pay a pro rated 17/157th of that amount for the now 1/3rd completed three year cycle.

• If the applicable incentive plan is a Multi-Year Performance Awards (“MYPA”), the Committee would, in its discretion, determine the bonus that would have been payable under the MYPA (prior to proration) after assessing progress against MYPA objectives based on the performance at the end of the multi-year performance cycle, and pay a pro rated MYPA bonus based on the number of full weeks that the employee worked during the performance cycle. By way of example only, if the Committee were to determine at the end of the performance cycle that a bonus of $500,000 would have been payable to an employee eligible for a bonus under MYPA based on the MYPA performance criteria for the full performance cycle, but the employee was employed by the Company for only fifty full weeks of the 157 week performance cycle, the employee would receive a bonus of (50/157) times $500,000 or $159,235.67.

Plus
(4) a pro-rated bonus under the Company’s annual bonus plan (based on weeks of service in relevant bonus year) calculated on the same basis as all others in the annual bonus plan, except that to the extent the annual bonus is otherwise payable in the form of restricted stock, the Committee may, in its discretion, elect to pay cash in lieu of issuing restricted stock or to accelerate vesting of the restricted stock after termination of employment under such terms as the Committee may decide.

Plus
(5) Reimbursement for cost of COBRA coverage for medical and/or dental insurance (if participant has been enrolled in such prior to termination, and if participant timely makes a COBRA election) until the earlier of: a) 18 months following termination; or b) participant is eligible to obtain medical and/or dental coverage through other sources. (Reimbursed amounts will be taxable to the participant).
Tier II	Executive Vice Presidents and/or Employee in Pay Band 1	(1) 1.5 times annual base salary at the time of termination
Plus
(2) an amount based on the following calculation: take the average of the performance results (expressed as a percentage) used to determine employee’s bonus amounts under the Company’s annual bonus plan for the preceding three years (or all bonus amounts, if employee has been employed fewer than three years). Multiply that percentage by employee’s current target bonus amount under such annual bonus plan. Multiply the result of this subparagraph by 1.5.

Plus
(3) pro-rated payments for each long term incentive plan cycle (other than Multi-Year Performance Awards) that is not completed as of the employee’s termination date (but only to the extent that the awards for the long-term incentive plan have not already vested). The Company shall determine, with respect to each such long term incentive plan cycle, in its discretion, the amount of the payment (prior to pro-ration) after assessing progress against long term incentive plan objectives to the termination date. By way of example, if a termination occurred at the end of the 17th week of the fiscal year beginning in 2012 and ending in 2013 (i.e., approximately June 2012) and assuming that each three year performance cycle consists of 157 weeks:

•    In March/April 2013 the Company would, in its discretion, assess performance to June 2012 against LTIP objectives for the three year cycle ended February 2013, determine the resulting LTIP bonus based on that assessment and pay a pro rated 121/157th of that amount for that completed three year cycle.

•    Also, in March/April 2013 the Company would, in its discretion, assess performance to June 2012 against objectives for the three year cycle that will end February 2014, determine the resulting LTIP bonus based on that assessment and pay a pro rated 69/157th of that amount for the now 2/3rd completed three year cycle.

•    Finally, in March/April 2013 the Company would, in its discretion, assess performance to June 2012 against objectives for the three year cycle that will end February 2015, determine the resulting LTIP bonus based on that assessment and pay a pro rated 17/157th of that amount for the now 1/3rd completed three year cycle.

•    If the applicable incentive plan is a Multi-Year Performance Awards (“MYPA”), the Committee would, in its discretion, determine the bonus that would have been payable under the MYPA (prior to proration) after assessing progress against MYPA objectives based on the performance at the end of the multi-year performance cycle, and pay a pro rated MYPA bonus based on the number of full weeks that the employee worked during the performance cycle. By way of example only, if the Committee were to determine at the end of the performance cycle that a bonus of $300,000 would have been payable to an employee eligible for MYPA based on the MYPA performance criteria for the full performance cycle, but the employee was employed with the Company for only fifty full weeks of the 157 week performance cycle, the employee would receive a bonus of (50/157) times $300,000 or $95,541.40.

Plus

(4) a pro-rated bonus under the Company’s annual bonus plan (based on weeks of service in relevant bonus year) calculated on the same basis as all others in the annual bonus plan except that to the extent the annual bonus is otherwise payable in the form of restricted stock, the Committee may, in its discretion, elect to pay cash in lieu of issuing restricted stock or to accelerate vesting of the restricted stock after termination of employment under such terms as the Committee may decide.

Plus
(5) Reimbursement for cost of COBRA coverage for medical and/or dental insurance (if participant has been enrolled in such prior to termination, and if participant timely makes a COBRA election) until the earlier of: a) 18 months following termination; or b) participant is eligible to obtain medical and/or dental coverage through other sources. (Reimbursed amounts will be taxable to the participant).
Tier III	Employees in Pay Band 2 or Vice Presidents in Pay Band 3 who have been elected by the Board of Directors as an officer.	(1)1 times annual base salary at time of termination Plus (2) an amount based on the following calculation: take the average of the performance results (expressed as a percentage)
used to determine employee’s bonus amounts under the Company’s annual bonus plan for the preceding three years (or all bonus amounts, if employee has been employed fewer than three years). Multiply that percentage by employee’s current target bonus amount under such annual bonus plan. Multiply the result of this subparagraph by one.

Plus

(3) pro-rated payments for each long term incentive plan cycle (other than Multi-Year Performance Awards) that is not completed as of the employee’s termination date (but only to the extent that the awards for the long-term incentive plan have not already vested). The Company shall determine, with respect to each such long term incentive plan cycle, in its discretion, the amount of the payment (prior to pro-ration) after assessing progress against long term incentive plan objectives to the termination date. By way of example, if a termination occurred at the end of the 17th week of the fiscal year beginning in 2012 and ending in 2013 (i.e., approximately June 2012) and assuming that each three year performance cycle consists of 157 weeks:

•    In March/April 2013 the Company would, in its discretion, assess performance to June 2012 against LTIP objectives for the three year cycle ended February 2013, determine the resulting LTIP bonus based on that assessment and pay a pro rated 121/157th of that amount for that completed three year cycle.

•    Also, in March/April 2013 the Company would, in its discretion, assess performance to June 2012 against objectives for the three year cycle that will end February 2014, determine the resulting LTIP bonus based on that assessment and pay a pro rated 69/157th of that amount for the now 2/3rd completed three year cycle.

•    Finally, in March/April 2013 the Company would, in its discretion, assess performance to June 2012 against objectives for the three year cycle that will end February 2015, determine the resulting LTIP bonus based on that assessment and pay a pro rated 17/157th of that amount for the now 1/3rd completed three year cycle.

If the applicable incentive plan is a Multi-Year Performance Awards (“MYPA”), the Committee would, in its discretion, determine the bonus that would have been payable under the MYPA (prior to proration) after assessing progress against MYPA objectives based on the performance at the end of the multi-year performance cycle, and pay a pro rated MYPA bonus based on the number of full weeks that the employee worked during the performance cycle. By way of example only, if the Committee were to determine at the end of the performance cycle that a bonus of $100,000 would have been payable to an employee eligible for MYPA based on the MYPA performance criteria for the full performance cycle, but the employee was employed with the Company for only fifty full weeks of the 157 week performance cycle, the employee would receive a bonus of (50/157) times $100,000 or $31,847.13.

Plus
(4) a pro-rated bonus under the Company’s annual bonus plan (based on weeks of service in relevant bonus year) calculated on the same basis as all others in the annual bonus plan except that to the extent the annual bonus is otherwise payable in the form of restricted stock, the Committee may, in its discretion, elect to pay cash in lieu of issuing restricted stock or to accelerate vesting of the restricted stock after termination of employment under such terms as the Committee may decide.

Plus
(5) Reimbursement for cost of COBRA coverage for medical and/or dental insurance (if participant has been enrolled in such prior to termination, and if participant timely makes a COBRA election) until the earlier of: a) 12 months following termination; or b) participant is eligible to obtain medical and/or dental coverage through other sources. (Reimbursed amounts will be taxable to the participant).

2. SEVERANCE PAY BENEFIT-TIME AND FORM OF PAYMENT. Section 5(b) of the Plan is amended to read as follows:

5(b) Time and Form of Payment. All severance pay, except the pro rated amounts under the Company’s annual bonus, long-term incentive plans and MYPA plans, will be paid in a single lump sum as soon as practicable after the tenth day following the last day of the revocation period specified in the Release of Claims and Agreement, subject to paragraph 9(e) below. Except as otherwise stated herein, bonuses payable under the annual bonus, long term incentive plans and MYPA will be paid in the same form of payment as otherwise payable under the specific plan or program, however, the Committee may, in its discretion, elect to pay out a stock or restricted stock component of an award in cash at the time that awards are otherwise paid to persons who have terminated and signed Releases prior to that date. In no case will payment of severance pay (other than the pro rated amounts under the Company’s annual bonus, long-term incentive plans and MYPA plans) be made later than the later of (i) two and one half months following the end of the fiscal year in which the termination date or, if earlier, the release from duty date, occurs or (ii) March 15 of the calendar year next following the calendar year in which the termination date or, if earlier, the release from duty date, occurs.

The pro-rated annual bonus will be paid at the same time other bonuses are paid under the annual bonus plan except that payments in lieu of restricted stock will take place at a time decided by the Committee but no later than March 15 of the calendar year next following the end of the fiscal year to which the annual bonus relates and any acceleration of restricted stock determined by the Committee will take place on the schedule as determined by the Committee. The pro-rated long term incentive plan bonus will be paid as soon as practicable after the end of the fiscal year in which the termination date, or if earlier, the release from duty date occurs. Payments under a MYPA award will take place no later than March 15 of the calendar year next following the end of the last fiscal year of the performance cycle year to which the MYPA award relates. In no event, however, will payments under the annual bonus plan, long term incentive plan, or any other amounts payable under this plan, except for reimbursement for the cost of COBRA coverage, be paid later than the applicable short term deferral period under Internal Revenue Code Section 409A. Required taxes will be withheld from payments under this Plan, and appropriate tax documents will be issued reflecting amounts received pursuant to this plan. Severance pay is not eligible for contributions to the 401(k) plan, flexible spending account plan or any deferred compensation plan.

3. EFFECTIVE DATES: This first amendment is effective as to persons who are not “covered employees” within the meaning of Internal Revenue Code Section 162(m) as of January 9, 2012. For participants who are “covered employees” within the meaning of Code Section 162(m), the amendment is effective only as to bonuses, long term incentive plans and multi-year performance awards that are adopted for periods beginning after January 9, 2012.

4. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan document shall continue in full force and effect.